 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 17, 2015

REXFORD INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11620 Wilshire Boulevard, Suite 1000, Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 966-1680

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Representatives of Rexford Industrial Realty Inc. (the “Company”) will participate in REITWorld 2015: NAREIT’s Annual Convention for All Things REIT in Las Vegas, Nevada on November 17-19, during which time they will meet with various investors and analysts.  Copies of the materials presented at the convention are available through the Company’s website at ir.rexfordindustrial.com.

The information included in this Current Report on Form 8-K under this Item 7.01 is being “furnished” and shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of the Exchange Act, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The information included in this Current Report on Form 8-K under this Item 7.01 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Rexford Industrial Realty, Inc.

November 17, 2015	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.

November 17, 2015	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)